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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  July 6, 1995

                         Commission File No. 1-10020
                                             -------

                           Excal Enterprises, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                                      59-2855398
- -------------------------------            ------------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

           100 North Tampa Street, Suite 3575, Tampa, Florida 33602
           --------------------------------------------------------
                   (Address of principal executive offices)

                                (813) 224-0228
              --------------------------------------------------
              Registrant's telephone number, including area code

                          Assix International, Inc.
                          -------------------------
            505 E. Jackson Street, Suite 220 Tampa, Florida 33602
            -----------------------------------------------------
(Former Name, former address and former fiscal year, if changed since last year)

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ITEM 1 CHANGES IN CONTROL OF REGISTRANT
                 Inapplicable

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS
                 Inapplicable

ITEM 3 BANKRUPTCY OR RECEIVERSHIP
                 Inapplicable

ITEM 4 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                 Inapplicable

ITEM 5 OTHER EVENTS

       In the past, the Company's Automotive division had operated with its licensed agents on a contractual basis which included a 30 day termination provision. In many cases (especially with smaller accounts), the business relationship with a proposed agent is initiated upon the execution of a comprehensive letter of intent with the understanding that the final licensed agent agreement will be executed shortly thereafter. The Company's business relationship with Big 10 Tire Co. of Mobile Alabama is controlled by such a letter of intent, dated March 26, 1992, which the Company attempted to convert into a signed 12 month agreement in 1993 and 1994. However, in December 1994, Big 10 Tires initiated discussions regarding its desire to alter the letter of intent/Agency arrangement, which among other issues included the purchase of the Combi-Matcher equipment from the Company. After months of discussions, Big 10 Tires notified the Company pursuant to a letter dated April 28, 1995 that it intended to terminate its agreement with the Company effective as of May 28, 1995.

       However, the agreement first requires the Company and Big 10 Tires to take steps to "cure" under the Agreement (within a 60 day period) before termination will be effective. Since no agreement has been reached, the Company will begin to remove the Accubalance(R) program starting in July, 1995. Since no revenues will be received for the Big 10 Tires program past June 30, 1995, the Company's Automotive Division will have a reduction of approximately 25% of their total automotive revenue. The Company has recently initiated a marketing campaign to obtain new agents for their Accubalance(R) program. The Company is optimistic that new agent programs will be developed.

ITEM 6 RESIGNATION OF REGISTRANT'S DIRECTORS
                Inapplicable

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS
                (a) Financial Statements of business acquired
                    Inapplicable

                (b) Pro-forma financial information
                    Inapplicable

                (c) Exhibits
                    Inapplicable

ITEM 8 CHANGE IN FISCAL YEAR
                Inapplicable


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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.



                                             EXCAL ENTERPRISES, INC.
                                             (Registrant)




                                             By: W. Carey Webb
                                                 --------------------
                                                 W. Carey Webb
                                                 CEO/President

                                             Dated July 6, 1995